SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 19, 2003

                                   ----------


                                   KROLL INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    000-21629                13-4131019
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)



            900 Third Avenue
               New York, NY                                         10022
 (Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code: (212) 593-1000

Item 5      Other Events and Regulation FD Disclosure

      On December 19, Kroll Inc. issued a press releases relating to its proposed offering of $150 million of convertible subordinated notes due 2014. A copy of the press release is attached as an exhibit hereto, which is incorporated in this Item 5 by reference.

Item 7      Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            99.1  Press Release dated December 19, 2003

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              KROLL INC.


                              By: /s/ Steven L. Ford
                                 ----------------------------------
                                 Name:  Steven L. Ford
                                 Title: Executive Vice President and
                                        Chief Financial Officer


Date:  December 19, 2003

Exhibit Index

      Exhibit Number          Description of Exhibit
      --------------          ----------------------

      99.1                    Press Release dated December 19, 2003